Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
22.	Commitments and Contingencies
On a quarterly and annual basis, we review relevant information with respect to loss contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews. We establish liabilities for loss contingencies on an undiscounted basis when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. If the reasonable estimate of a known or probable loss is a range, and no amount within the range is a better estimate than any other, the minimum amount of the range is accrued. For matters where a loss is believed to be reasonably possible, but not probable, or if no reasonable estimate of known or probable loss is available, no accrual has been made.
When determining the estimated loss or range of loss, significant judgment is required. Estimates of probable losses resulting from litigation and other contingences are inherently difficult to predict, particularly when the matters are in early procedural stages with incomplete facts or legal discovery, involve unsubstantiated or indeterminate claims for damages, and/or potentially involve penalties, fines or punitive damages. We recognize litigation-related charges and gains in Selling, general and administrative expense on our consolidated statement of earnings. During the years ended December 31, 2021, 2020, and 2019, we recognized $201.0 million, $166.0 million, and $51.4 million, respectively, of net litigation-related charges. At December 31, 2021 and 2020, accrued litigation liabilities were $407.9 million and $309.4 million, respectively. These litigation-related charges and accrued liabilities reflect all of our litigation-related contingencies and not just the matters discussed below. The ultimate cost of litigation could be materially different than the amount of the current estimates and accruals and could have a material adverse impact on our financial condition and results of operations.
Litigation
Durom
 Cup-related
claims
: On July 22, 2008, we temporarily suspended marketing and distribution of the Durom Cup in the U.S. Subsequently, a number of product liability lawsuits were filed against us in various U.S. and foreign jurisdictions. The plaintiffs seek damages for personal injury, and they generally allege that the Durom Cup contains defects that result in complications and premature revision of the device. We have settled the majority of these claims and others are still pending. The majority of the pending U.S. lawsuits are currently in a federal Multidistrict Litigation (“MDL”) in the District of New Jersey (
In Re: Zimmer Durom Hip Cup Products Liability Litigation
). Litigation activity in the MDL is stayed pending finalization of the U.S. Durom Cup Settlement Program, an extrajudicial program created to resolve actions and claims of eligible U.S. plaintiffs and claimants. Other lawsuits are pending in various domestic and foreign jurisdictions, and additional claims may be asserted in the future. The majority of claims outside the U.S. are pending in Germany, Netherlands and Italy.

Our understanding of clinical outcomes with the Durom Cup and other large diameter hip cups continues to evolve. We rely on significant estimates in determining the provisions for Durom
Cup-related
claims, including our estimate of the number of claims that we will receive and the average amount we will pay per claim. The actual number of claims and the actual amount we pay per claim may differ from our estimates. Among other factors, since our understanding of the clinical outcomes is still evolving, we cannot reasonably estimate the possible loss or range of loss that may result from Durom
Cup-related
claims in excess of the losses we have accrued. Although we are vigorously defending these lawsuits, their ultimate resolution is uncertain. We accrued a litigation-related charge in this matter based on an estimate of the possible loss, as discussed above.
Zimmer M/L Taper, M/L Taper with Kinectiv Technology, and Versys Femoral Head-related claims (“Metal Reaction” claims)
: We are a defendant in a number of product liability lawsuits relating to our M/L Taper and M/L Taper with Kinectiv Technology hip stems, and Versys Femoral Head implants. The plaintiffs seek damages for personal injury, alleging that defects in the products lead to corrosion at the head/stem junction resulting in, among other things, pain, inflammation and revision surgery.
The majority of the cases are consolidated in an MDL that was created on October 3, 2018 in the U.S. District Court for the Southern District of New York (
In Re: Zimmer M/L Taper Hip Prosthesis or M/L Taper Hip Prosthesis with Kinectiv Technology and Versys Femoral Head Products Liability Litigation
). Other related cases are pending in various state and federal courts. Additional lawsuits are likely to be filed. Although we are vigorously defending these lawsuits, their ultimate resolution is uncertain. We accrued a litigation-related charge in this matter based on an estimate of the possible loss, as discussed above.
Biomet
metal-on-metal
hip implant claims
: Biomet is a defendant in a number of product liability lawsuits relating to metal-on-metal
hip implants, most of which involve the
M2a-Magnum
hip system. Cases are currently consolidated in an MDL in the U.S. District Court for the Northern District of Indiana
 (In Re: Biomet M2a Magnum Hip Implant Product Liability Litigation)
and
in various state, federal and foreign courts, with the majority of domestic state court cases pending in Indiana and Florida.
On February 3, 2014, Biomet announced the settlement of the MDL. Lawsuits filed in the MDL by April 15, 2014 were eligible to participate in the settlement. Those claims that did not settle via the MDL settlement program have re-commenced
litigation in the MDL under a new case management plan, or have been or are in the process of being remanded to their originating jurisdictions. The settlement does not affect certain other claims relating to Biomet’s metal-on-metal
hip products that are pending in various state and foreign courts, or other claims that may be filed in the future. Trials have commenced, and other trials are currently scheduled to occur in the future. Although each trial will be tried on its particular facts, a verdict and subsequent final judgment for the plaintiff in one or more of these cases could have a substantial impact on our potential liability. We continue to refine our estimates of the potential liability to resolve the remaining claims and lawsuits. Although we are vigorously defending these lawsuits, their ultimate resolution is uncertain. We accrued a litigation-related charge in this matter based on an estimate of the possible loss, as discussed above.
Heraeus trade secret misappropriation lawsuits:
 In December 2008, Heraeus Kulzer GmbH (together with its affiliates, “Heraeus”) initiated legal proceedings in Germany against Biomet, Inc., Biomet Europe BV (now Zimmer Biomet Nederland BV), certain other entities and certain employees alleging that the defendants misappropriated Heraeus trade secrets when developing Biomet Europe’s Refobacin and Biomet Bone Cement line of cements (“European Cements”). The lawsuit sought to preclude the defendants from producing, marketing and offering for sale their then-current line of European Cements and to compensate Heraeus for any damages incurred.
Germany: On June 5, 2014, the German appeals court in Frankfurt (i) enjoined Biomet, Inc., Biomet Europe BV and Biomet Deutschland GmbH from manufacturing, selling or offering the European Cements to the extent they contain certain raw materials in particular specifications; (ii) held the defendants jointly and severally liable to Heraeus for any damages from the sale of European Cements since 2005; and (iii) ruled that no further review may be sought (the “Frankfurt Decision”). The Heraeus and Biomet parties both sought appeal against the Frankfurt Decision. In a decision dated June 16, 2016, the German Supreme Court dismissed the parties’ appeals without reaching the merits, rendering that decision final.
In December 2016, Heraeus filed papers to restart proceedings against Biomet Orthopaedics Switzerland GmbH (now Zimmer GmbH), seeking to require that entity to relinquish its CE certificates for the European Cements. In an order issued in September 2021, the District Court Darmstadt in charge of this matter decided that a technical expert is to be appointed to assess Heraeus’ alleged trade secrets and the alleged misuse. In January 2017, Heraeus notified Biomet it had filed a claim for damages in the amount of €121.9 million for sales in Germany, which it first increased to €125.9 million and with a filing in June 2019 further increased to €146.7 million plus statutory interest. In a court filing, Heraeus indicated that it might further increase its claims in the course of the proceedings. In June 2021, Heraeus extended its damage claims to include Merck KGaA as a defendant, arguing that Merck KGaA and the involved Zimmer Biomet entities are jointly and severally liable for Heraeus’ alleged damages. In October 2021, Merck KGaA requested that the claims against it be separated from the ongoing proceedings between Heraeus and Zimmer Biomet. As of December 31, 2021, these two proceedings remained pending in front of the Darmstadt court. In September 2017, Heraeus filed an enforcement action in the Darmstadt court against Biomet Europe (now Zimmer Biomet Nederland B.V.), requesting that a fine be imposed against Biomet Europe for failure to disclose the amount of the European Cements which Biomet Orthopaedics Switzerland had ordered to be manufactured in Germany (e.g., for the Chinese market). In June 2018, the Darmstadt court dismissed Heraeus’ request. Heraeus appealed the decision. Also in September 2017, Heraeus filed suit against Zimmer Biomet Deutschland in the court of first instance in Freiburg concerning the sale of the European Cements with certain changed raw materials. Heraeus sought an injunction on the basis that the continued use of the product names for the European Cements was misleading for customers and thus an act of unfair competition. On June 29, 2018, the court in Freiburg, Germany dismissed Heraeus’ request for an injunction prohibiting the marketing of the European Cements under their current names on the grounds that the same request had already been decided upon by the Frankfurt Decision which became final and binding. Heraeus appealed this decision to the Court of Appeals in Karlsruhe, Germany. The appeals hearing occurred in December 2019 and on June 19, 2020, the court dismissed the appeal on different grounds, namely that the appeals court did not find any unfair competition in the continued use of the product names. Although the appeals court did not grant leave to appeal, Heraeus had initially filed a request for appeal with the German Supreme Court, but it withdrew that request in November 2020.
United States: On September 8, 2014, Heraeus filed a complaint against a Biomet supplier, Esschem, Inc. (“Esschem”), in the U.S. District Court for the Eastern District of Pennsylvania. The lawsuit contains allegations that focus on two copolymer compounds that Esschem sold to Biomet, which Biomet incorporated into certain bone cement products that competed with Heraeus’ bone cement products. The complaint alleges that Biomet helped Esschem to develop these copolymers, using Heraeus trade secrets that Biomet allegedly misappropriated. The complaint asserts a claim under the Pennsylvania Uniform Trade Secrets Act, as well as other various common law tort claims, all based upon the same trade secret misappropriation theory. Heraeus sought to enjoin Esschem from supplying the copolymers (which are no longer supplied to Biomet) to any third party and actual damages for global sales of cements including Esschem copolymers. The complaint also seeks punitive damages, costs and attorneys’ fees. Although Biomet was not a party to this lawsuit, Biomet agreed, at Esschem’s request and subject to certain limitations, to indemnify Esschem for any liability, damages and legal costs related to this matter. On November 3, 2014, the court entered an order denying Heraeus’ motion for a temporary restraining order. On June 30, 2016, the court entered an order denying Heraeus’ request to give preclusive effect to the factual findings in the Frankfurt Decision. On June 6, 2017, the court entered an order denying Heraeus’ motion to add Biomet as a party to the lawsuit. On January 26, 2018, the court entered an order granting Esschem’s motion for summary judgment on statute of limitations grounds and dismissed all of Heraeus’ claims with prejudice. On February 21, 2018, Heraeus filed a notice of appeal to the U.S. Court of Appeals for the Third Circuit, which heard oral argument on the appeal on October 23, 2018. On June 21, 2019, the Third Circuit partially reversed the decision of the U.S. District Court for the Eastern District of Pennsylvania granting Esschem summary judgment and remanded the case back to the lower court. On July 5, 2019, Esschem filed a petition in the Third Circuit for rehearing en banc
and a motion in the alternative to certify a question of state law to the Supreme Court of Pennsylvania, which was denied on August 1, 2019. On January 8, 2021, the court entered a scheduling order for the completion of fact and expert discovery and filing of dispositive motions but did not set a trial date. The court also reappointed a discovery special master to adjudicate the various discovery disputes.
On December 7, 2017, Heraeus filed a complaint against Zimmer Biomet Holdings, Inc. and Biomet, Inc. in the U.S. District Court for the Eastern District of Pennsylvania alleging a single claim of trade secret misappropriation under the Pennsylvania Uniform Trade Secrets Act based on the same factual allegations as the Esschem litigation (focused on the prior formulation
(-1)
bone cements). On March 5, 2018, Heraeus filed an amended complaint adding a second claim of trade secret misappropriation under Pennsylvania common law. Heraeus seeks to enjoin the Zimmer Biomet parties from future manufacturing, selling and offering to sell bone cements in the U.S. and Europe, and actual damages for global sales of bone cements. The amended complaint also seeks punitive damages, costs and attorneys’ fees. On April 18, 2018, the Zimmer Biomet parties filed a motion to dismiss both claims, which remains pending as of December 31, 2021. On March 8, 2019, the court stayed the case pending the Third Circuit’s decision in the Esschem case described above. On May 2, 2020, the court granted the Zimmer Biomet parties’ motion to further stay the proceedings pending the outcome of a U.S. International Trade Commission
(“ITC”) complaint filed by Heraeus. The related ITC investigation is complete, and the Heraeus complaint concluded with a January 12, 2021 Final Determination in our favor, and which Heraeus did not appeal. In June 2021, Heraeus filed a motion to lift the stay of proceedings and attached a draft motion for preliminary injunction enjoining Zimmer Biomet from continuing to manufacture and sell its current
(-3)
bone cements, worldwide. Zimmer Biomet notified the court that it intends to revise its pending motion to dismiss. As of December 31, 2021, the court has not dissolved the stay.
Other European Countries: Heraeus continues to pursue other related legal proceedings in Europe seeking various forms of relief, including injunctive relief and damages, against various Biomet-related and local Zimmer Biomet entities relating to the European Cements, including those described herein. On October 2, 2018, the Belgian Court of Appeal of Mons issued a judgment in favor of Heraeus relating to its request for past damages caused by the alleged misappropriation of its trade secrets, and an injunction preventing future sales of certain European Cements in Belgium (the “Belgian Decision”). We appealed this judgment to the Belgian Supreme Court. The Belgian Supreme Court dismissed our appeal in October 2019 and this decision is final. Proceedings to assess the amount of damages potentially owed to Heraeus under the Belgian Decision remained pending as of December 31, 2021. Heraeus filed a suit in Belgium concerning the continued sale of the European Cements with certain changed materials. Like its former suit in Germany, Heraeus seeks an injunction on the basis that the continued use of the product names for the European Cements is misleading for customers and thus an act of unfair competition. On May 7, 2019, the Liège Commercial Court issued a judgment that Zimmer Biomet failed to inform its hospital and surgeon customers of the changes made to the composition of the cement with certain changed materials and ordered, as a sole remedy, that Zimmer Biomet send letters to those customers, which we have done. An appeals hearing took place on January 13, 2021. On February 10, 2021, the court of appeals dismissed the appeals of Heraeus and Zimmer Biomet, which ended the unfair competition proceedings regarding the continued use of the product names. In November 2020, Heraeus also initiated proceedings in Belgium seeking an injunction and damages related to the distribution of the European Cements in the revised formulation. Heraeus claims that the revised formulation still misappropriates its alleged trade secrets.
On February 13, 2019, a Norwegian court of first instance issued a judgment in favor of Heraeus on its claim for misappropriation of trade secrets. The court awarded damages of 19,500,000 NOK, or approximately $2.3 million, plus attorneys’ fees, and issued an injunction, which was never enforced, preventing Zimmer Biomet Norway from marketing in Norway bone cements identified with the current product names and bone cements making use of the trade secrets which were acknowledged in the Frankfurt Decision. We appealed the Norwegian judgment to the court of second instance and an appeals trial was held in March 2021. On April 30, 2021, the appeals court in Norway found in favor of Zimmer Biomet and reversed the decision of the court of first instance. The appeals court ruled that Heraeus did not substantiate that the alleged trade secrets were useful and thus did not qualify as trade secrets, and additionally determined that the alleged trade secrets were not actually used or misappropriated. Heraeus sought leave to appeal to the Norwegian supreme court, which the court denied on July 13, 2021. The decision of the appeals court in favor of Zimmer Biomet is now final.
On October 29, 2019, an Italian court of first instance issued a judgment in favor of Heraeus on its claim of misappropriation of trade secrets, but did not yet order an award of damages. We filed a timely appeal of the decision and the appellate hearing took place on May 27, 2021. On July 19, 2021, the court of appeals reopened the case and ordered the appointment of a technical expert, who was subsequently appointed, to ascertain whether the trade secrets enforced by Heraeus are secret according to the law and have been protected by adequate protective measures. In March 2021, Heraeus initiated damages proceedings, claiming damages of €13.84 million, or approximately $16.6 million. We requested a dismissal of the case, or, in the alternative, a stay of the proceedings pending the outcome of the proceedings in France (see below) in which Heraeus seeks global damages (except for Germany only). As of December 31, 2021, Heraeus had not initiated damages proceedings but could do so in the future based on the non-final
first instance decision.
On January 23, 2020, a Finnish Market Court issued a judgment partly in favor of Heraeus on its claim of misappropriation of certain trade secrets. Damage claims were not raised in the proceedings. We appealed the decision to the Finnish Supreme Court. On July 3, 2020, the Finnish Supreme Court declined to review the case, rendering the Market Court decision final. As of December 31, 2021, Heraeus had not yet initiated damages proceedings against us but indicated it intended to do so.
Heraeus is pursuing damages and injunctive relief in France in an effort to prevent us from manufacturing, marketing and selling the European Cements (the “France Litigation”). The European Cements are manufactured at our facility in Valence, France. On December 11, 2018, a hearing was held in the France Litigation before the commercial court in
Romans-sur-Isère.
On May 23, 2019, the commercial court ruled in our favor. On July 12, 2019, Heraeus filed an appeal to the court of second instance in Grenoble, France.

Based on various developments in these lawsuits in both the United States and Europe in the fourth quarter of 2021, the parties’ interests in exploring a negotiated resolution, and to avoid the continuing risks associated with potential negative outcomes, the projected legal spend and management distraction associated with continuing litigation, we determined that it was in the best interest of our company and our stockholders to settle all litigation with Heraeus globally. On January 20, 2022, Zimmer Biomet and Heraeus entered into a confidential memorandum of understanding to fully resolve all global disputes between and among them relating to both Heraeus’ alleged technical trade secrets misappropriation relating to bone cement and Zimmer Biomet’s alleged business trade secrets misappropriation relating to bone cement. Among other terms and conditions, the confidential memorandum of understanding includes the dismissal of all lawsuits by both parties, mutual general releases benefitting both parties, and mutual covenants not to sue, as well as no admission of wrongdoing by either party and no admission concerning the validity or existence of either parties’ alleged trade secrets. Zimmer Biomet and Heraeus are in the process of formalizing a definitive settlement agreement, which will reflect the material terms in the confidential memorandum of understanding. Our accrued litigation expense was adjusted in 2021 to reflect the portion of the confidential memorandum of understanding in excess of existing accruals, and our settlement payment to Heraeus will be made in agreed installments over an approximately three-year period beginning upon the execution of the settlement agreement.
Shareholder Derivative Actions
: On June 14, 2019 and July 29, 2019, two shareholder derivative actions,
Green v. Begley et al.
and
Detectives Endowment Association Annuity Fund v. Begley et al.
, were filed in the Court of Chancery in the State of Delaware. On October 2, 2019 and October 11, 2019, two additional shareholder derivative actions,
Karp v. Begley et al.
and
DiGaudio v. Begley et al.
, were filed in the U.S. District Court for the District of Delaware. The plaintiff in each action seeks to maintain the action purportedly on our behalf against certain of our current and former directors and officers (the “individual defendants”) and certain former stockholders of ours who sold shares of our common stock in various secondary public offerings in 2016 (the “private equity fund defendants”). The plaintiff in each action alleges, among other things, breaches of fiduciary duties against the individual defendants and insider trading against two individual defendants and the private equity fund defendants based on factual allegations that the defendants violated federal securities laws by making materially false and/or misleading statements and/or omissions about our compliance with U.S. Food and Drug Administration (“FDA”) regulations and our ability to continue to accelerate our organic revenue growth rate in the second half of 2016. On June 4, 2020, the plaintiffs in the Chancery Court actions filed a consolidated amended complaint adding three new counts and expanding the scope of the alleged materially false statements. On September 14, 2020, the defendants filed motions to dismiss the Chancery Court actions. Oral argument occurred on June 15, 2021. On August 15, 2021, the Chancery Court granted the defendants’ motion to dismiss and dismissed the Chancery Court actions with prejudice. On September 22, 2021, the plaintiffs in the Chancery Court actions filed a Notice of Appeal to the Delaware Supreme Court. On September 14, 2020, the plaintiffs in the U.S. District Court actions filed a consolidated amended complaint adding certain details to their allegations. On October 9, 2020, the U.S. District Court granted the parties’ joint motion to stay the U.S. District Court actions pending resolution of the Chancery Court actions. The plaintiffs in the Chancery Court and the U.S. District Court actions do not seek damages from us, but instead request damages on our behalf from the defendants of an unspecified amount, as well as attorneys’ fees, costs and other relief. We have not recorded an expense related to damages in connection with these matters because any potential loss is not currently probable or reasonably estimable, and we are unable to reasonably estimate the range of loss, if any, that may result from these matters.

Regulatory Matters, Government Investigations and Other Matters
U.S. International Trade Commission Investigation
: On March 5, 2019, Heraeus filed a complaint with the ITC against us and certain of our subsidiaries. The complaint alleges that Biomet misappropriated Heraeus’ trade secrets in the formulation and manufacture of two bone cement products now sold by Zimmer Biomet, both of which are imported from our Valence, France facility. Heraeus requested that the ITC institute an investigation and, after the investigation, issue a limited exclusion order and cease and desist orders. On April 5, 2019, the ITC ordered an investigation be instituted into whether we have committed an “unfair act” in the importation, sale for importation, or sale after importation of certain bone cement products, the threat or effect of which is to destroy or substantially injure an industry in the United States, in violation of Section 337 of the Tariff Act of 1930, as amended (“Section 337”). An evidentiary hearing in front of an administrative law judge at the ITC was held in January 2020 and an Initial Determination was issued on May 6, 2020. In the Initial Determination, the administrative law judge held that we did not violate Section 337, and thus we are not restricted from continuing to manufacture and sell the two challenged bone cement products in the United States. On July 13, 2020, the ITC issued notice of intent to review the Initial Determination and on January 12, 2021 it issued a Final Determination which affirmed the Initial Determination with modifications and terminated the investigation with a finding of no violation of Section 337. Heraeus did not appeal the Final Determination.
FDA warning letter:
In August 2018, we received a warning letter from the FDA related to observed non-conformities
with current good manufacturing practice requirements of the Quality System Regulation (21 CFR Part 820) (“QSR”) at our legacy Biomet manufacturing facility in Warsaw, Indiana (this facility is sometimes referred to in this report as the “Warsaw North Campus”). We have provided detailed responses to the FDA as to our corrective actions and will continue to work expeditiously to address the issues identified by the FDA during inspections in Warsaw. As of December 31, 2021, the Warsaw warning letter remained pending. Until the violations cited in the pending warning letter are corrected, we may be subject to additional regulatory action by the FDA, as described more fully below. Additionally, requests for Certificates to Foreign Governments may not be granted and premarket approval applications for Class III devices to which the QSR deviations are reasonably related will not be approved until the violations have been corrected. In addition to responding to the warning letter described above, we are in the process of addressing various FDA Form 483 inspectional observations at certain of our manufacturing facilities, including observations issued by the FDA following an inspection of the Warsaw North Campus in January 2020, which inspection the FDA has classified as Voluntary Action Indicated (“VAI”). The ultimate outcome of these matters is presently uncertain. Among other available regulatory actions, the FDA may impose operating restrictions, including a ceasing of operations, at one or more facilities, enjoining and restraining certain violations of applicable law pertaining to products, seizure of products and assessing civil or criminal penalties against our officers, employees or us. The FDA could also issue a corporate warning letter or a recidivist warning letter or negotiate the entry of a consent decree of permanent injunction with us. The FDA may also recommend prosecution by the U.S. Department of Justice. Any adverse regulatory action, depending on its magnitude, may restrict us from effectively manufacturing, marketing and selling our products and could have a material adverse effect on our business, financial condition and results of operations.
Other Contingencies
Contractual obligations
: We have entered into development, distribution and other contractual arrangements that may result in future payments dependent upon various events such as the achievement of certain product R&D milestones, sales milestones, or, at our discretion, maintenance of exclusive rights to distribute a product. Since there is uncertainty on the timing or whether such payments will have to be made, they have not been recognized on our consolidated balance sheets. These estimated payments could range from $0 to approximately $355 million.